                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Coddle Creek Financial Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          CODDLE CREEK FINANCIAL CORP.
                             347 North Main Street
                       Mooresville, North Carolina 28115
                                 (704) 664-4888


                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 21, 1999


     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Coddle Creek Financial Corp. (the "Company") will be held on April 21, 1999, at 11:00 a.m., Eastern Time, at the main office of the Company at 347 North Main Street, Mooresville, North Carolina.

     The Annual Meeting is for the purpose of considering and voting upon the following matters:

     1. To elect six persons who will serve as directors of the Company until the 2000 Annual Meeting of stockholders or until their successors are duly elected and qualified;

     2. To ratify the selection of McGladrey & Pullen LLP as the independent auditor for the Company for the fiscal year ending December 31, 1999;

     3. To ratify amendments to the Coddle Creek Financial Corp. Stock Option Plan;

     4. To ratify amendments to the Mooresville Savings Bank, SSB Management Recognition Plan; and

     5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be considered at the Annual Meeting.

     The Board of Directors has established March 10, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.


                                    By Order of the Board of Directors

                                    /s/ Billy R. Williams

                                    Billy R. Williams
                                    Secretary

Mooresville, North Carolina
March 22, 1999


A form of proxy is enclosed to enable you to vote your shares at the Annual Meeting. You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                          CODDLE CREEK FINANCIAL CORP.


                                PROXY STATEMENT
                      1999 ANNUAL MEETING OF STOCKHOLDERS
                                 April 21, 1999



                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

     This Proxy Statement is being furnished to stockholders of Coddle Creek Financial Corp. (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors" or "Board") of proxies to be used at the 1999 Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 21, 1999, at 11:00 a.m., Eastern Time, at the main office of the Company at 347 North Main Street, Mooresville, North Carolina, and any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about March 22, 1999. The Company's office is located at 347 North Main Street, Mooresville, North Carolina 28115 and its telephone number is (704) 664-4888.

     Other than the matters listed on the attached Notice of 1999 Annual Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares represented thereby in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Revocability of Proxy

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a beneficial owner of shares of the Company's outstanding common stock (the "Common Stock") that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

Solicitation

     The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses, if any. In addition to the use of the mail, proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company and its wholly-owned savings bank subsidiary, Mooresville Savings Bank, Inc., SSB (the "Bank"), without additional compensation therefor. Brokerage houses and nominees have been requested to forward these proxy materials to the beneficial owners of shares held of record by such persons, and upon request, the Company will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

Voting Securities and Vote Required for Approval

     Regardless of the number of shares of Common Stock owned, it is important that stockholders be present in person or represented by proxy at the Annual Meeting. Stockholders are requested to vote by completing, signing, dating and returning the enclosed proxy in the enclosed postage-paid envelope. Any stockholder may vote for, against, or withhold authority to vote on any matter to come before the Annual Meeting. If the enclosed proxy is properly completed, signed, dated and returned, and not revoked, it will be voted in accordance with the instructions therein. If a proxy is returned with no instructions given, the proxy will be voted FOR all of the matters described in this Proxy
                     ---

Statement calling for a vote of the stockholders. If instructions are given with respect to some but not all proposals, such instructions as are given will be followed and the proxy will be voted FOR the proposals on which no
                                        ---
instructions are given.

     The close of business on March 10, 1999 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of those stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 698,756 shares of Common Stock. Each share of Common Stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Annual Meeting.

     The presence, in person or by proxy, of the holders of at least a majority of shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Since many of our stockholders cannot attend the Annual Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient stockholders present, in person or by proxy, to constitute a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     In order to be elected, a nominee need only receive a plurality of the votes cast in the election of the applicable class of directors for which he has been nominated. As a result, those persons nominated for election who receive the largest number of votes will be elected as directors. Accordingly, shares not voted for any reason with respect to any one or more nominees will not be counted as votes against such nominees. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

     The proposals to ratify the appointment of the Company's independent auditor for the year ending December 31, 1999, and the amendments to the Coddle Creek Financial Corp. Stock Option Plan and Mooresville Savings Bank, Inc., SSB Management Recognition Plan will be approved if the votes cast in favor of such actions exceed the votes cast opposing the respective actions.

     Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will not be counted in tabulating the votes cast on any proposal submitted to the stockholders. Broker non-votes will not be counted either for determining the existence of a quorum or for tabulating votes cast on any proposal.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person who acquires the beneficial ownership of more than 5% of the Common Stock of the Company notify the Securities and Exchange Commission (the "SEC") and the Company. Following is certain information, as of the Record Date, regarding all persons or "groups", as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Company's Common Stock.

                                      Amount and
                                      Nature of     Percentage
Name and Address                      Beneficial        of
of Beneficial Owner                 Ownership/1,2/   Class/3/
-------------------                 --------------  -----------

Claude U. Voils, Jr.                     61,307/4/        8.77%
221 South Academy Street
Mooresville, NC 28115

Jack G. Lawler                           61,307/5/        8.77%
1312 7/th/ Avenue, N.E.
Jacksonville, AL 36265

Willis L. Barnette                       61,307/6/        8.77%
182 Lakeshore Drive
Mooresville, NC 28115

Donald R. Belk                           62,860/7/        9.00%
630 Belk Road
Mt. Ulla, NC 28125

Salem Investment Counselors, Inc.        64,910/8/        9.29%
P.O. Box 25437
Winston-Salem, NC 27114-5427

___________________________________

/1/Voting and investment power is not shared unless otherwise indicated.

/2 /Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

/3/Based upon a total of 698,756 shares of Common Stock outstanding at the Record Date.

/4/Includes 3,775 allocated and 50,183 unallocated shares of the Company's Common Stock held by the Mooresville Savings Bank, Inc., SSB Employee Stock Ownership Plan (the "ESOP"). Mr. Voils serves as trustee of the ESOP, and the trustees of the ESOP share certain voting and investment power for such shares. Also includes 1,349 shares of the Company's Common Stock awarded to Mr. Voils on January 26, 1999 under the Mooresville Savings Bank, Inc., SSB Management Recognition Plan (the "MRP"), 25% (337 shares) of which vested immediately upon grant, and 25% of which shall vest on January 26, 2000 and each anniversary thereafter until all such shares are vested on January 26, 2002.

/5/Includes 3,775 allocated and 50,183 unallocated shares of the Company's Common Stock held by the ESOP. Mr. Lawler serves as a trustee of the ESOP, and the trustees of the ESOP share certain voting and investment power for such shares. Also includes 1,349 shares of the Company's Common Stock awarded to Mr. Lawler on January 26, 1999 under the MRP, 25% (337 shares) of which vested immediately upon grant, and 25% of which shall vest on January 26, 2000 and each anniversary thereafter until all such shares are vested on January 26, 2002.

/6/Includes 3,775 allocated and 50,183 unallocated shares of the Company's Common Stock held by the ESOP. Mr. Barnette serves as a trustee of the ESOP, and the trustees of the ESOP share certain voting and investment power for such shares. Also includes 1,349 shares of the Company's

Common Stock awarded to Mr. Barnette on January 26, 1999 under the MRP, 25% (337 shares) of which vested immediately upon grant, and 25% of which shall vest on January 26, 2000 and each anniversary thereafter until all such shares are vested on January 26, 2002.

/7/Includes 3,775 allocated and 50,183 unallocated shares of the Company's Common Stock held by the ESOP. Mr. Belk serves as a trustee of the ESOP, and the trustees of the ESOP share certain voting and investment power for such shares. Also includes 1,349 shares of the Company's Common Stock awarded to Mr. Belk on January 26, 1999 under the MRP, 25% (337 shares) of which vested immediately upon grant, and 25% of which shall vest on January 26, 2000 and each anniversary thereafter until all such shares are vested on January 26, 2002. Also includes 1,553 shares owned by Mr. Belk's wife, for which Mr. Belk disclaims beneficial ownership.

/8/Based upon the Schedule 13G filed February 12, 1999, Salem Investment Counsellors, Inc. ("Salem"), a registered investment advisor, is deemed to beneficially own 64,910 shares of the Company's common stock as of December 31, 1998, all of which are shares held in investment vehicles for which Salem serves as investment manager. Salem disclaims beneficial ownership of all such shares.

     Set forth below is certain information, as of the Record Date, regarding those shares of Common Stock owned beneficially by each of the members of the Board of Directors (including nominees for re-election at the Annual Meeting), each of the members of the board of directors of the Bank, certain executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group.

                                                     Amount and
                                                      Nature of     Percentage
                                                     Beneficial         of
Name and Address                                   Ownership/1, 2/   Class/3/
-----------------                                  ---------------  -----------
George W. Brawley, Jr.,President, Chief              26,992/4/        3.86%
Executive Officer and Chairman of the
Board of Directors of the Bank and the
Company, Nominee for  Re-election
143 Bufflehead
Mooresville, NC 28115

Dale W. Brawley, Executive Vice                      16,031/5/        2.29%
President and Treasurer of the Bank and
the Company, Director of the Company,
Nominee for Re-election
523 Houston Road
Troutman, NC 28166

Claude U. Voils, Jr., Director of the                61,307/6/        8.77%
Bank and the Company, Nominee for
Re-election
221 South Academy Street
Mooresville, NC 28115

Jack G. Lawler, Director of the Bank and             61,307/7/        8.77%
the Company, Nominee for Re-election
1312 7/TH/ Avenue, N.E.
Jacksonville, AL 36265

Willis L. Barnette, Director of the Bank             61,307/8/        8.77%
and the Company, Nominee for
Re-election
182 Lakeshore Drive
Mooresville, NC 28115

                                                   Amount and
                                                   Nature of        Percentage
                                                   Beneficial       of
Name and Address                                   Ownership/1, 2/  Class/3/
----------------                                   ---------------  ----------
Donald R. Belk, Director of the Bank and             62,860/9/        9.00%
the Company, Nominee for Re-election
630 Belk Road
Mt. Ulla, NC 28125

Billy R. Williams, Secretary and                     5,028/10/         .72%
Controller of the Bank and the Company
143 Clark Branch Lane
Mooresville, NC 28115

Directors and Executive Officers as a              131,838/11/       18.87%
Group (7 Persons)
________________________________


     /1/Voting and investment power is not shared unless otherwise indicated.

     /2/Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, their spouses and/or minor children, or other entities controlled by the named individuals.

     /3/Based upon a total of 698,756 shares of Common Stock outstanding at the Record Date.

     /4/Includes 6,745 shares of the Company's Common Stock awarded to Mr. G. Brawley on January 26, 1999 under the Mooresville Savings Bank, Inc., SSB Management Recognition Plan (the "MRP"), 25% (1,686 shares) of which vested immediately upon grant, and 25% of which shall vest on January 26, 2000 and each anniversary thereafter until all such shares are vested on January 26, 2002. Also includes 557 shares allocated to Mr. G. Brawley under the ESOP. Also includes 6,000 shares owned by Mr. G. Brawley's wife, for which Mr. G. Brawley disclaims beneficial ownership.

     /5/Includes 1,952 shares of Common Stock held in the Bank's 401(k) Plan for the benefit of Mr. D. Brawley. Includes 6,745 shares of the Company's Common Stock awarded to Mr. D. Brawley on January 26, 1999 under the MRP, 25% (1,686 shares) of which vested immediately upon grant, and 25% of which shall vest on January 26, 2000 and each anniversary thereafter until all such shares are vested on January 26, 2002. Also includes 336 shares allocated to Mr. D. Brawley under the ESOP.

     /6/Includes 3,775 allocated and 50,183 unallocated shares of the Company's Common Stock held by the Mooresville Savings Bank, Inc., SSB Employee Stock Ownership Plan (the "ESOP"). Mr. Voils serves as trustee of the ESOP, and the trustees of the ESOP share certain voting and investment power for such shares. Also includes 1,349 shares of the Company's Common Stock awarded to Mr. Voils on January 26, 1999 under the MRP, 25% (337 shares) of which vested immediately upon grant, and 25% of which shall vest on January 26, 2000 and each anniversary thereafter until all such shares are vested on January 26, 2002.

     /7/Includes 3,775 allocated and 50,183 unallocated shares of the Company's Common Stock held by the ESOP. Mr. Lawler serves as a trustee of the ESOP, and the trustees of the ESOP share certain voting and investment power for such shares. Also includes 1,349 shares of the Company's Common Stock awarded to Mr. Lawler on January 26, 1999 under the MRP, 25% (337 shares) of which vested immediately upon grant, and 25% of which shall vest on January 26, 2000 and each anniversary thereafter until all such shares are vested on January 26, 2002.

     /8/Includes 3,775 allocated and 50,183 unallocated shares of the Company's Common Stock held by the ESOP. Mr. Barnette serves as a trustee of the ESOP, and the trustees of the ESOP share certain voting and investment power for such shares. Also includes 1,349 shares of the Company's Common Stock awarded to Mr. Barnette on January 26, 1999 under the MRP, 25% (337 shares) of which vested immediately upon grant, and 25% of which shall vest on January 26, 2000 and each anniversary thereafter until all such shares are vested on January 26, 2002.

     /9/Includes 3,775 allocated and 50,183 unallocated shares of the Company's Common Stock held by the ESOP. Mr. Belk serves as a trustee of the ESOP, and the trustees of the ESOP share certain voting and investment power for such shares. Also includes 1,349 shares of the Company's Common Stock awarded to Mr. Belk on January 26, 1999 under the MRP, 25% (337 shares) of which vested immediately upon grant, and 25% of which shall vest on January 26, 2000 and each anniversary thereafter until all such shares are vested on January 26, 2002. Also includes 1,553 shares owned by Mr. Belk's wife, for which Mr. Belk disclaims beneficial ownership.

     /10/Includes 1,198 shares of the Common Stock held in the Bank's 401(k) Plan for the benefit of Mr. Williams. Also includes 2,697 shares of Common Stock awarded on January 26, 1999 under the MRP, 25% (674 shares) of which vested immediately upon grant, and 25% of which shall vest on January 26, 1999 and each anniversary thereafter until all such shares are vested on January 26, 2002. Also includes 227 shares allocated to Mr. Williams under the ESOP.

     /11/The 53,958 shares held by the ESOP for which the trustees, Messrs. Voils, Lawler, Barnette and Belk, share voting and investment power have been included only once in the total number of shares owned beneficially by the directors and executive officers as a group.

     Calvin E. Tyner served as Chairman of the Board of Directors until his death on November 10, 1998. At the time of his death, Mr. Tyner owned 6,000 shares (0.89%) of the Company's Common Stock.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Other than as noted below, based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended December 31, 1998, all of its executive officers and directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements. Due to a clerical error, a Form 4 for George W. Brawley, Jr., which disclosed eight acquisitions by Mr. Brawley for the purchase of a total of 6,440 shares of the Common Stock, was filed one day late during August, 1998.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

Nominees

     The Articles of Incorporation and Bylaws of the Company provide that the number of directors of the Company shall not be less than five (5) nor more than fifteen (15). The exact number of directors shall be fixed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at six (6) members.

     The Articles of Incorporation and Bylaws provide that, at all times that the number of directors is less than nine (9), each director shall be elected to a term ending as of the next succeeding annual meeting of shareholders or until his or her earlier death, resignation, retirement, removal or disqualification or until his or her successor shall be elected and shall qualify.

     The Board of Directors has nominated the six (6) persons named below for election as directors for the term specified or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualify. All nominees currently serve as Directors of the Company.

     The persons named in the accompanying form of proxy intend to vote any shares of the Common Stock represented by valid proxies received by them to elect the six (6) nominees listed below as directors for the term expiring at the 2000 Annual Meeting of the shareholders, unless authority to vote is withheld or such proxies are revoked. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxy holders will vote to elect in his stead such other person as the present Board of Directors may recommend or to reduce the number of directors to be elected at the Annual Meeting by the number of such persons unable or unwilling to serve (subject to the requirements of the Company's Articles of Incorporation and Bylaws). The present Board of

Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office. In order to be elected as a director, a nominee need only receive a plurality of the votes cast.

     The following table sets forth as to each nominee, his name, age, principal occupation during the last five years and the year he was first elected as a director of the Bank or the Company.

                             Age on
                         December 31,         Principal Occupation         Term    Director
Name                         1998            During Last Five Years       Expires   Since/1/
----                         ----            ----------------------       -------   --------

Willis L. Barnette         70          President, Custom Products, Inc.     2000      1996

Donald R. Belk             67          President, E.F. Belk & Son           2000      1974
                                       Electrical Contractors

Dale W. Brawley            41          Executive Vice President and         2000      1997
                                       Treasurer of the Company and
                                       the Bank

George W. Brawley, Jr.     65          President, Chief Executive           2000      1968
                                       Officer and Chairman of the
                                       Board of Directors of the Bank
                                       and the Company

Jack G. Lawler             70          Retired President, Taltronics,       2000      1992
                                       division of Tally Industries, a
                                       precision instruments
                                       manufacturer

Claude U. Voils, Jr.       69          Retired Chemist; National Starch     2000      1970

     /1/The date listed is the date each nominee, other than Dale Brawley, began serving on the Bank's board of directors. Dale Brawley is a member of the Company's Board of Directors but not a member of the Bank's board of directors.

     George W. Brawley, Jr. is the father of Dale W. Brawley and the brother-in-law of Donald R. Belk. Dale W. Brawley is the nephew of Donald R. Belk.

     The Board of Directors recommends a vote FOR all of the listed nominees for
                                              ---
election as directors.

Board of Directors of the Bank

     The Bank currently has a five (5) member board of directors which is currently comprised of all of the same persons who are currently directors of the Company other than Dale W. Brawley.

Meetings of the Board and Committees of the Board

     The Board of Directors is scheduled to meet on a monthly basis or as needed. During fiscal 1998, the Board of Directors held twelve (12) meetings. The Bank's board of directors is scheduled to meet on a monthly basis. During fiscal 1998, the Bank's board of directors held twelve (12) meetings. With the exception of Mr. Tyner who died on November 10, 1998, all members of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors, the Bank's board of directors and committees of both boards on which they served during the year ended December 31, 1998.

     The Board of Directors has one standing committee -- the Audit Committee. The Audit Committee of the Board consists of all members of the Board of Directors, except George W. Brawley, Jr. and Dale W. Brawley. This committee is scheduled to meet annually to review and discuss the annual audit report from the Company's and the Bank's independent auditor, and it also meets on an as-
needed basis.   It is responsible for meeting with and retaining internal
auditors, overseeing the adequacy of internal control, and ensuring compliance with the Bank's policies and procedures and with generally accepted accounting principles. The committee met four (4) times during the fiscal year ended December 31, 1998.

     The Bank's board of directors has appointed three standing committees to which certain responsibilities have been delegated -- the Audit Committee, Executive Committee and the Buildings and Grounds Committee. The members of the Company's Audit Committee also serve on the Bank's Audit Committee. The Bank's Audit Committee meets on an as-needed basis and performs similar functions as the Company's Audit Committee. The Bank's Audit Committee met four (4) times during the fiscal year ended December 31, 1998, one of which was a joint meeting with the Company's Audit Committee.

     The Executive Committee is composed of directors Voils, Brawley, Barnette and Belk. The Executive Committee makes recommendations to the full board of directors of the Bank and acts on policies adopted by the board of directors of the Bank in the absence of a meeting of the entire board of directors. This committee meets on an as needed basis, and during the fiscal year ended December 31, 1998, the Executive Committee met one (1) time.

Directors' Compensation

     Directors' Fees. Members of the Board of Directors receive no fees or compensation for their service. However, all members of the Board of Directors, other than Dale Brawley, are also directors of the Bank and are compensated for that service. For their service on the Bank's board of directors, all members of the Bank's board receive $1,200 per month. No additional fees were paid for service on Board Committees.

     Deferred Compensation. Messrs. Belk, G. Brawley, Lawler, and Voils have entered into one or more unfunded deferred compensation agreements under seven
(7) substantially similar, but separate plans with the Bank under which the participating Directors have waived payment of their Board of Directors fees and specified amounts for a period of five or six years, depending upon the plan. Upon attaining 55, 65 or 70 years of age, depending upon the plan, the Directors will be eligible to receive a specified payment in equal monthly installments over a period of one hundred twenty (120) months. Such payment shall be made to the designated beneficiary of the Director should the Director die prior to attaining the age specified in the agreements. The agreements also provide for payments of benefits in the event the Director otherwise terminates his directorship, subject to a five year vesting schedule. Some agreements provide for the forfeiture of benefits in some circumstances. The Bank has purchased life insurance policies on the lives of the Directors to assist the Bank in meeting its obligations under the agreements. Messrs. Belk, Voils and G. Brawley have begun receiving monthly payments under some of their deferred compensation agreements. The total expense related to the Directors' deferred compensation arrangements, including the costs associated with Mr. G. Brawley's agreements which totaled $79,079, was $196,977 in the fiscal year ended December 31, 1998.

     The unfunded deferred compensation agreements were amended in December 1998 to defer payment until the participant reaches age 70 or retires, if earlier, and to increase the benefit by 5% for each year of deferral. Participants already receiving payments have been allowed to defer further payments until age 70 or retirement, if earlier.

     Retirement Plan. In addition, in 1993, the Bank's Board of Directors approved the entering of Retirement Plan Agreements with Messrs. Belk, G. Brawley and Voils. The agreements provide for a monthly payment of $1,000 upon retirement following a Director's attainment of age 65 (but no sooner than five years from the date of the Retirement Plan Agreement), death or disability. The agreements also provide for payment of benefits in the event the Director otherwise terminates his directorship subject to a vesting schedule. Payments under the agreements are to be made in equal monthly installments over a period of one hundred twenty (120) months. Payments under the Agreements to each of Messrs. Brawley, Belk and Voils began in November, 1998, and each of them received $2,000 during fiscal 1998 under such agreements. In December, 1998, the agreements were amended to provide for payment of the remainder of benefits upon the Director's attainment of age 70. Payments under a similar agreement with Calvin E. Tyner, a former director of the Company and Bank, are being paid to his beneficiary. The Bank has purchased life insurance policies to assist the Bank in meeting its obligations under the Agreements. The total expense related to the Directors' Retirement Plan Agreements was $111,295 in the fiscal year ended December 31, 1998.

     Members of the Board of Directors are also eligible to participate in the Coddle Creek Financial Corp. Stock Option Plan and the Mooresville Savings Bank, Inc., SSB Management Recognition Plan adopted by the stockholders on January 26, 1999. See "Proposal 3 - Ratification of Amendments to the Coddle Creek Financial Corp. Plan" and "Proposal 4 - Ratification of Amendment to the Mooresville Savings Bank, Inc., SSB Management Recognition Plan" for a description of each plan and the Board of Directors' participation thereunder.

Executive Officers

     The following table sets forth certain information with respect to the persons who are executive officers of either the Company or the Bank or both.

                             Age on                                               Employed By
                          December 31,        Positions and Occupations           the Bank or
Name                          1998              During Last Five Years         the Company Since
----                      ------------          ----------------------         -----------------
George W. Brawley, Jr.        65          President Chief Executive Officer and        1957
                                          Chairman of the Board of Directors of
                                          the Company and the Bank

Dale W. Brawley               41          Executive Vice President and                 1980
                                          Treasurer of the Company and the
                                          Bank

Billy R. Williams             38          Secretary and Controller of the              1986
                                          Company and the Bank

     George W. Brawley, Jr., President, Chief Executive Officer and Chairman of the Board of Directors of the Company and the Bank, holds a fifty percent (50%) ownership interest in Mooresville Insurance Agency, Inc., an insurance agency which rents approximately 300 square feet of office space from, and places insurance coverage for, the Bank. Dale W. Brawley, Executive Vice President and Treasurer of the Company and the Bank and Director of the Company, holds a ten percent (10%) ownership interest in the insurance agency. Mr. G. Brawley's wife holds the remaining forty percent (40%) ownership interest in the insurance agency. Neither Mr. G. Brawley nor Mr. D. Brawley is active in the management of the insurance agency. Mooresville Insurance Agency, Inc. has rented space from the Bank since 1964 and has had a formal lease agreement since 1993. The lease was an arms-length agreement entered into by the Bank's board, with neither Mr. G. Brawley nor D. Brawley participating in the discussion. The Bank's board feels that the rent approximates the fair value of the leased space. The insurance agency rents its office space from the Bank at the market rate for similar space in Mooresville, and the Bank's customers are not referred to the insurance agency. The insurance agency paid the Bank $1,182 and $1,185 in rent during the 1997 and 1998 fiscal years, respectively, and the insurance agency received approximately $4,102 and $3,986 in insurance commissions on the Bank's insurance coverage during the 1997 and 1998 fiscal years, respectively. The current lease between the insurance agency and the Bank terminates on November 30, 2002.

Executive Compensation

     The executive officers of the Company are not paid any cash compensation by the Company. However, the executive officers of the Company also are executive officers of the Bank and receive cash compensation from the Bank.

     The following table sets forth for the fiscal years ended December 31, 1998, 1997 and 1996 certain information as to the cash compensation received by and the amounts accrued for the benefit of George W. Brawley, the President and Chief Executive Officer of the Bank, and Dale W. Brawley, the Executive Vice President and Treasurer of the Bank. No other executive officer of the Bank had cash compensation during the year ended December 31, 1998 that exceeded $100,000 for services rendered in all capacities to the Bank.

                                                                         Other Annual
      Name and                       Year Ending                         Compensation    All Other
  Principal Position                 December 31,   Salary       Bonus      ($)/1/     Compensation
  ------------------                 -----------    -----        -----   ------------  ------------
George W. Brawley, Jr.                   1998    $164,644/2/  $    35,136   -----------   $220,347/3/
President, Chief Executive
Officer and Chairman of the              1997    $154,700/4/  $ 20,560/5/  -----------    $306,694/6/
Board of Directors
                                         1996    $143,050/7/  $     9,600  -----------    $271,206/8/



Dale W. Brawley, Executive               1998    $ 90,723/9/  $    28,720   -----------   $68,519/10/
Vice President, Treasurer
and Director                             1997    $91,100/11/  $14,336/12/   -----------   $56,721/13/

                                         1996  $80,650/14/  $     5,760   -----------   $54,438/15/



________________________________________________

/1/Under the "Other Annual Compensation" category, perquisites for the fiscal years ended December 31, 1998, 1997 and 1996 did not exceed the lesser of $50,000 or 10% of salary and bonus as reported for Mr. G. Brawley or Mr. D. Brawley.

/2/Includes (a) $14,400 in directors fees (of which $3,600 was deferred) and (b) $6,200 in real estate appraisal fees paid to Mr. G. Brawley in the fiscal year ended December 31, 1998.

/3/Includes (a) $174,250 accrued under various deferred compensation, salary continuation, Directors' retirement and supplemental income agreements established for the benefit of Mr. G. Brawley, and (b) $11,563 contributed to the Bank's 401(k) and the Non-Qualified Excess Benefit Plan for the benefit of Mr. G. Brawley. Also includes 557 shares of Common Stock of the Company with a market value of $34,534 or $62.00 per share as of December 31, 1998 which that allocated to Mr. G. Brawley under the ESOP for the year.

/4/Includes (a) $14,400 in directors fees (of which $3,600 was deferred) and (b) $8,300 in real estate appraisal fees paid to Mr. G. Brawley in the fiscal year ended December 31, 1997.

/5/Includes $10,000 bonus awarded in connection with the conversion of the Bank from a North Carolina chartered mutual savings bank to a North Carolina chartered stock savings bank which was consummated on December 30, 1997 (the "Conversion").

/6/Includes (a) $137,887 accrued under various deferred compensation, salary continuation, Directors' retirement and supplemental income agreements established for the benefit of Mr. G. Brawley; (b) $11,808 contributed to the Bank's 401(k) and the Non-Qualified Excess Benefit Plan for the benefit of Mr.
G. Brawley; and (c) $156,999 contributed to the Bank's Defined Benefit Pension Plan for the benefit of Mr. G. Brawley. The Defined Benefit Plan was terminated effective October 20, 1997.

/7/Includes (a) $ 14,400 in directors fees (of which $3,600 was deferred) and
(b) $8,650 in real estate appraisal fees paid to Mr. G. Brawley in the fiscal year ended December 31, 1996.

/8/Includes (a) $131,138 accrued under various deferred compensation, salary continuation, Directors' retirement and supplemental income agreements established for the benefit of Mr. G. Brawley; (b) $11,640 contributed to the Bank's 401(k) and the Non-Qualified Excess Benefit Plan for the benefit of Mr.
G. Brawley, and (c) $128,428 contributed to the Bank's Defined Benefit Pension Plan for the benefit of Mr. G. Brawley. The Defined Benefit Plan was terminated effective October 20, 1997.

/9/Includes $6,200 in real estate appraisal fees paid to Mr. D. Brawley in the fiscal year ended December 31, 1998.

/10/Includes (a) $40,709 accrued under various deferred compensation, salary continuation, and supplemental income agreements established for the benefit of Mr. D. Brawley, and (b) $6,978 contributed the Bank's 401(k) and the Non-Qualified Excess Benefit Plan for the benefit of Mr. D. Brawley. Also includes 336 shares of Common Stock of the Company with a market value of $20,832 or $62.00 per share as of December 31, 1998 that were allocated to Mr. D. Brawley under the ESOP for the year.

/11/Includes (a) $3,600 deferred into certain deferred compensation arrangements and (b) $8,300 in real estate appraisal fees paid to Mr. D. Brawley in the fiscal year ended December 31, 1997.

/12/Includes $8,000 bonus paid in connection with the Conversion.

/13/Includes (a) $37,887 accrued under various deferred compensation, salary continuation, and supplemental income agreements established for the benefit of Mr. D. Brawley; (b) $7,148 contributed to the Bank's 401(k) and the Non-Qualified Excess Benefit Plan for the benefit of Mr. D. Brawley; and (c) $11,686 contributed to the Bank's Defined Benefit Pension Plan for the benefit of Mr. D. Brawley. The Defined Benefit Plan was terminated effective October 20, 1997.

/14/Includes $8,650 in real estate appraisal fees paid to Mr. D. Brawley in the fiscal year ended December 31, 1996.

/15/Includes (a) $35,261 accrued under various deferred compensation, salary continuation, and supplemental income agreements established for the benefit of Mr. D. Brawley; (b) $7,041 contributed to the Bank's 401(k) and the Non-Qualified Excess Benefit Plan for the benefit of Mr. D. Brawley; and (c) $4,930 contributed to the Bank's Defined Benefit Pension Plan for the benefit of Mr. D. Brawley.


     Bonus Compensation. Employees receive annual discretionary holiday bonuses, which during fiscal years 1998, 1997 and 1996 totaled $60,774, $54,000 and $50,000, respectively, in the aggregate for all employees. The Bank anticipates that discretionary bonuses will continue to be paid to its employees in the future. However, as is the case with the Bank's compensation arrangements in general, the Bank's bonus compensation is subject to regulatory oversight, and therefore, could be changed in the future in response to regulatory requirements or otherwise. The executive officers of the Bank also received a year-end bonus at the end of fiscal year 1998. The amount of the year-end bonuses paid to Messrs. George Brawley, Dale Brawley and Billy Williams were $24,000, $22,000 and $20,000, respectively.

     Deferred Compensation, Supplemental Income and Salary Continuation Agreements. The Bank has entered into three separate but substantially similar deferred compensation agreements with Dale W. Brawley, Executive Vice President and Treasurer. The terms of these agreements are generally described in "Directors Compensation," as are the terms of George W. Brawley, Jr.'s six deferred compensation agreements; however, unlike the terms of the agreements for the directors, Mr. D. Brawley's agreements were not amended in December 1998. During the fiscal years ended December 31, 1998, the Bank accrued $117,325 towards the cost of the benefits to be provided to Mr. G. Brawley and Mr. D. Brawley under these agreements.

     The Bank has also entered into separate salary continuation agreements with Mr. G. Brawley, Mr. D. Brawley and eight other non-executive employees of the Bank. These agreements provide that the employee will receive a monthly payment of $834 for five years upon the later of retirement or reaching 65 years of age, for a total payment of $50,000. Mr. G. Brawley's agreement was amended in December 1998 to defer payment until he reaches age 70. In the event of the employee's death before all payments have been made, benefits would be payable to designated beneficiaries. In addition, if the employee should die prior to reaching 65 years of age, certain monthly payments would be made for a five-year period to designated beneficiaries. In the event the employee terminates his employment, for reasons other than death, prior to reaching 65 years of age, the monthly benefit payment would be reduced. The Bank has purchased life insurance on the lives of the participants to reimburse the Bank at the death of the participant for a part of the Bank's cost associated with the agreements. The annual life insurance premium associated with the agreements for Mr. G. Brawley and Mr. D. Brawley is $3,951 and $314, respectively. During the fiscal years ended

December 31, 1998, the Bank accrued $1,531 towards the cost of the benefits to be provided to Mr. G. Brawley and Mr. D. Brawley under these agreements.

     In 1993, the Bank entered supplemental income agreements with Mr. G. Brawley, Mr. D. Brawley and Billy R. Williams, Secretary and Controller, and two other employees. These agreements provide that the employee will receive an annual retirement benefit at the earlier of age 60, if retired, or at age 65; however, Mr. G. Brawley's agreement was amended in December, 1998 to defer payment until Mr. G. Brawley reaches age 70. The annual benefit provided is $25,000, $15,000 and $7,900 for Mr. G. Brawley, Mr. D. Brawley and Mr. Williams, respectively. A death benefit payable to the beneficiary of the employee and a disability benefit, both equal to the retirement benefit, are also provided under the agreements. During the fiscal years ended December 31, 1998, the Bank accrued $129,652 towards the cost of the benefits to be provided to Mr. G. Brawley, Mr. D. Brawley and Mr. Williams under these agreements.

     Stock Option Plan and MRP. The employees are also entitled to participate in the Coddle Creek Financial Corp. Stock Option Plan and the Mooresville Savings Bank, Inc., SSB Management Recognition Plan adopted by the stockholders on January 26, 1999. See "Proposal 3 - Ratification of Amendments to the Coddle Creek Financial Corp. Stock Option Plan" and "Proposal 4 - Ratification of Amendments to the Mooresville Savings Bank, Inc., SSB Management Recognition Plan" for a discussion of each plan and the executive officers and other employees' participation thereunder.

     Other Benefits. The Bank provides its employees with group medical, dental, life and disability insurance benefits, and its retirees with partial payment of medical insurance dependent coverage. Employees are provided with vacation and sick leave. The Bank maintains a 401(k) retirement plan pursuant to which the Bank may make discretionary matches up to six percent of each employee's salary, as well as a non-qualified excess benefit plan which allows executive employees to contribute the maximum amount that would otherwise be allowed under the 401(k) plan but for certain limits imposed under the Internal Revenue Code. Mr. G. Brawley and Mr. D. Brawley, two of three on-staff appraisers, also receive $50.00 per real estate loan appraisal performed for the Bank, under guidelines adopted by the Bank's Board of Directors. Those guidelines require outside appraisers for all loans in excess of $250,000.

     Employment Agreements. The Bank has entered into employment agreements with George W. Brawley, Jr., President and Chief Executive Officer, Dale W. Brawley, Executive Vice President and Treasurer, and Billy R. Williams, Secretary and Controller, in order to establish their duties and compensation and to provide for their continued employment with the Bank. The current annual base salaries for Mr. G. Brawley, Mr. D. Brawley and Mr. Williams under the agreements are $167,040, $100,800 and $70,000, respectively. The agreements provide for an initial term of employment of three years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, following a performance evaluation of the employee, each agreement may be extended for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors. The agreements also provide that the base salary shall be reviewed by the Board of Directors not less often than annually. In the event of a change in control (as defined below), the agreements will automatically be extended so that they will have a three-year term after the change in control. In addition, the employment agreements provide for possible profitability and discretionary bonuses and participation in all other pension, profit-sharing or retirement plans maintained by the Bank or the Company for employees of the Bank, as well as fringe benefits normally associated with the employee's office. It is contemplated that each employee will receive holiday bonuses computed on the same basis as those paid to other employees. See "Bonus Compensation." The employment agreements provide that they may be terminated by the Bank for cause, as defined in the agreements, and that they may otherwise be terminated by the Bank (subject to vested rights) or by the employee. In the event of a change of control (as defined below), each employee's salary shall be adjusted to include an amount equal to the average of the two previous years' annual discretionary bonuses and such adjusted base salary shall be increased by a minimum of 6% annually.

     The employment agreements provide that the nature of the employees' compensation, duties or benefits cannot be diminished following a change in control of the Bank or the Company. For purposes of the employment agreements, a change in control generally will occur if (i) after the effective date of the employment agreements, any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or (iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to, or are acquired by, any other entity or group.

Severance Plan

     In connection with the conversion of the Bank from a North Carolina chartered mutual savings bank to a North Carolina chartered stock savings bank which was consummated on December 30, 1997, the Bank's board of directors adopted a Severance Plan for the benefit of its employees. The Severance Plan provides that in the event there is a "change in control" (as defined in the Severance Plan) of the Bank or the Company and (i) the Bank or any successor of the Bank terminates the employment of any full time employee of the Bank in connection with, or within 24 months after the change in control, other than for "cause" (as defined in the Severance Plan), or (ii) an employee terminates his or her employment with the Bank or any successor following a decrease in the level of such employee's annual base salary rate or a transfer of such employee to a location more than 40 miles distant from the employee's primary work station within 24 months after a change in control, the employee shall be entitled to a severance benefit equal to the greater of (a) an amount equal to two weeks' salary at the employee's existing salary rate multiplied times the employee's number of complete years of service as a the Bank employee or (b) the amount of one month's salary at the employee's salary rate at the time of termination, subject to a maximum payment equal to one half of the employee's annual salary. Officers of the Bank who, at the time of a "change in control," are parties to employment agreements having a remaining term of more than two years are not covered by the Severance Plan.

Employee Stock Ownership Plan

     In connection with the Conversion, the Bank established the Employee Stock Option Plan ("ESOP") for eligible employees of the Bank. Employees with one year of service with the Bank who have attained age 21 are eligible to participate. As part of the Conversion, the ESOP borrowed funds from the Company and used the funds to purchase 53,958 shares of Common Stock. Collateral for the Company's loan to the ESOP is the Common Stock purchased by the ESOP. The loan and interest calculated at the rate of 8% will be repaid principally from the Bank's contributions to the ESOP over a period of fifteen
(15) years or less. Regular dividends paid on shares held by the ESOP may also be used to reduce the loan. The loan has not been guaranteed by the Bank. Shares purchased by the ESOP and pledged as security for the loan is held in a suspense account for allocation among participants as the loan is repaid.

     Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of relative compensation in the year of allocation. Benefits vest in full upon five years of service with credit given for years of service prior to the Conversion. Benefits are payable upon death or disability. The Bank's contributions to the ESOP are not fixed, so benefits payable and corresponding expenses under the ESOP cannot be estimated.

     The Bank's board of directors may instruct the trustees regarding investment of funds contributed to the ESOP. Participating employees may instruct the trustees as to the voting of all shares allocated to their respective accounts and held in the ESOP. The unallocated shares held in the suspense account, and all allocated shares for which voting instructions are not received, are voted by the trustees in their discretion subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Compensation Committee Interlocks and Insider Participation

     The Board of Directors of the Company does not have a Compensation Committee. The Bank's full board of directors determines the compensation for the executive officers. Mr. G. Brawley participates in the deliberations of the Bank's board of directors regarding compensation of executive officers other than himself. He does not participate in the discussion or the decisions regarding his own compensation.

Report of Bank's Board of Directors on Executive Compensation

     It is the responsibility of the Bank's board of directors to review and evaluate the performance of the Bank's executive officers. The salaries of each of the executive officers is determined based upon the executive officer's contributions to the Bank's overall profitability, maintenance of regulatory compliance standards, professional leadership, and management effectiveness in meeting the needs of day-to-day operations. The salaries are recommended to the Bank's board of directors by the Bank's Executive Committee and approved by the entire board of directors. The Bank's board of directors also compares the compensation of the executive officers with compensation paid to executive officers of comparable financial institutions in North Carolina and executives in other businesses in the Bank's market area.

Performance Graph

     The Company is required to provide its stockholders with a line graph comparing the Company's cumulative total shareholder return with a performance indicator of the overall stock market and either a published industry index or a Company-determined peer comparison. The purpose of the chart is to help stockholders determine the reasonableness of the Executive Committee's decisions with respect to the setting of various levels of executive officer compensation. Shareholder return (measured through increases in stock price and payment of dividends) is often a benchmark used in assessing corporate performance and the reasonableness of compensation paid executive officers.

     However, the stockholders should recognize that corporations often use a number of other performance benchmarks (in addition to shareholder return) to set various levels of executive officer compensation. Stockholders may consider other relevant performance indicators in assessing shareholder return, such as growth in earnings per share, book value per share, and cash dividends per share, along with other performance measures such as return on equity and return on assets.

     The following graph compares the Company's cumulative shareholder return on the Common Stock with the Nasdaq Total Return Index and with a savings institution peer group of similar companies with assets of less than $250 million.

                          Coddle Creek Financial Corp.
                            Total Return Performance




                                                               Period Ending
Legend
Symbol                Index                               12/31/97  3/31/98  6/30/98  9/30/98  12/31/98
------                ------                              --------  -------  -------  -------  --------
______ [A Triangle]   Coddle Creek Financial Corp.          100.00   105.52    97.05    76.12     81.73
______ [A Square]     NASDAQ - Total US                     100.00   117.01   120.39   108.99    140.57
______ [A Circle]     SNL less than $250M Thrift Index      100.00   105.17   100.20    83.19     81.27

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.   The index level for all series was set to $100 on 12/31/97.




SNL Securities LC                                     (804) 977-1600
Charlottesville, VA

Certain Indebtedness and Transactions of Management

     The Bank makes loans to its executive officers and directors in the ordinary course of its business. These loans are currently made on the same terms, including interest rates and collateral, as those then prevailing for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectibility or present any other unfavorable features. Applicable regulations prohibit the Bank from making loans to its executive officers and directors on terms more favorable than could be obtained by non-executive employees of the Bank. The Bank's policy concerning loans to executive officers and directors currently complies with such regulations.


                                   PROPOSAL 2
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

     McGladrey & Pullen LLP, the Company's and the Bank's independent auditor for the year ended December 31, 1999 has been selected as the Company's and the Bank's independent auditor for the 1999 fiscal year. Such selection is being submitted to the Company's stockholders for ratification. A representative of McGladrey & Pullen, LLP is expected to attend the Annual Meeting and will be afforded an opportunity to make a statement, if he/she so desires, and to respond to appropriate questions from stockholders.

The Board of Directors recommends that the stockholders vote FOR this proposal.
                                                             ---


                                   PROPOSAL 3
                     RATIFICATION OF THE AMENDMENTS TO THE
                 CODDLE CREEK FINANCIAL CORP. STOCK OPTION PLAN

General

     On January 26, 1999, at a special meeting of the stockholders of the Company (the "Special Meeting"), the stockholders approved the Coddle Creek Financial Corp. Stock Option Plan (the "Stock Option Plan"), which was previously adopted by the Board of Directors. The Stock Option Plan is designed to attract and retain qualified personnel in key positions, provide directors, executive officers and employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward executive officers and employees for outstanding performance. The Stock Option Plan is also designed to retain qualified directors for the Company. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified or compensatory stock options. Executive officers and employees of the Company, the Bank and any subsidiaries are eligible to receive incentive stock options; directors are eligible to receive only nonqualified stock options. To date, no options have been issued under the Stock Option Plan, and options to purchase 67,477 shares of Common Stock are currently reserved for future award.

Amendments to the Stock Option Plan.

     Subsequent to stockholder approval of the Stock Option Plan, the Board of Directors amended and restated the terms of the Stock Option Plan. As a result of the amendments adopted by the Board of Directors, (i) all options granted to directors under the Stock Option Plan, unless otherwise determined by the Committee and set forth in the stock option agreement with the optionee, shall be fully vested, exercisable and nonforfeitable immediately at the time of grant and (ii) options granted to employees which are not immediately vested at the time of grant will no longer vest on an accelerated basis upon the employee's retirement.

     The Board of Directors has determined that, due to anticipated changes in the accounting rules for stock options, these amendments are in the best interests of the Company and its stockholders.

     The terms of the Stock Option Plan, as amended by the Board of Directors, and the options granted thereunder, will continue to be valid and enforceable notwithstanding the failure of the stockholders to ratify the amendments to the Stock Option Plan.

Description of the Stock Option Plan

     The following description of the Stock Option Plan, as amended and restated, is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, as amended, a copy of which is attached hereto as Appendix A.

     Administration. The Stock Option Plan is administered and interpreted by a committee of the Board of Directors (the "Committee") that is composed solely of two or more "nonemployee directors" as that term is defined by Exchange Act rules and regulations.

     Stock Options. Under the Stock Option Plan, the Board of Directors or the Committee determines which directors, executive officers and employees will be granted options, whether such options will be incentive or nonqualified options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The Stock Option Plan provides that all options will have an option exercise price of not less than the fair market value of a share of Common Stock on the date of grant. The fair market value will be equal to the average of the most current bid and asked price of the Common Stock. Based on the average of the bid and asked price on March 10, 1999, if the options had been granted on that day, they would have an option price of $62.75, the per share market value of the Common Stock underlying the options on that date.

     Under the terms of the Stock Option Plan, as amended, unless otherwise determined by the Committee and set forth in the option agreement with the option holder, all options granted to directors under the Stock Option Plan shall become immediately vested and exercisable on the date of the grant. All options granted to employees will become vested and exercisable at the rate determined by the Committee when making an award.

     Unvested options, if any, may not vest after a participant's employment with the Company, the Bank or any subsidiary is terminated for any reason other than the participant's death or disability. Unless the Committee shall specifically state otherwise, at the time an option is granted, all options granted to participants which have not immediately vested shall become vested and exercisable in full on the date an optionee terminates his employment with or service to the Company, the Bank or any subsidiary because of his death or disability. In addition, all stock options will become vested and exercisable in full in the event that the optionee ceases to be an executive officer, employee or director of the Bank or the Company for any reason following a change in control of the Company, as defined in the Stock Option Plan. Options granted under the Stock Option Plan will have a term of ten years. Stock options are non-transferable except by will or the laws of descent and distribution.

     Payment for shares purchased upon the exercise of options may be made either in cash, by check, bank draft or money order or, if permitted by the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price, or a combination of the foregoing. To the extent an optionee already owns shares of Common Stock prior to the exercise of his or her option, such shares could be used (if permitted by the Committee) as payment for the exercise price of the option. If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the option which is greater than the number of shares delivered as payment for the exercise price. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a larger number of shares.

     Stock Appreciation Rights. Options granted under the Stock Option Plan may be granted in tandem with stock appreciation rights, pursuant to which optionees will have the right to surrender exercisable options in exchange for payment by the Company of an amount equal to the excess of the market value of shares of Common Stock subject to the surrendered options over the exercise price of the surrendered options. In the discretion of the Committee, this payment may be made in cash or in shares of Common Stock or in some combination of cash and Common Stock. Stock appreciation rights shall terminate upon the exercise of the options to which they are attached. Stock appreciation rights are subject to the same vesting and termination provisions as are applicable to the stock options to which they are attached.

     Discretionary Cash Payments. The Stock Option Plan provides that the Company's Board of Directors shall have the discretionary authority to authorize cash payments to the holders of unexercised options, both vested and unvested, equal to the amount of dividends which would have been paid on shares subject to options if the options had been exercised. No such payment may be made in connection with dividends or other distributions which result in a reduction in the option exercise price as described below in "Number of Shares Covered by Stock Option Plan". If an optionee receives such a cash payment with respect to any unvested option, and if such option is later forfeited, the optionee must repay any cash payment made with respect to the forfeited option.

     Number of Shares Covered by the Stock Option Plan. A total of 67,447 shares of Common Stock have been reserved for issuance pursuant to the Stock Option Plan, which is 10% of the Common Stock issued in connection with the
Conversion.   In lieu of issuing reserved unissued shares upon the exercise of options, the Company may elect to purchase shares in the open market to fund exercises of options. To the extent that exercised options are funded by authorized but unissued shares, the interests of existing stockholders will be diluted. In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Stock Option Plan, the number of shares to which any option relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding. In addition, in the event the Company declares a special cash dividend or return of capital, the per share exercise price of all previously granted options which remain unexercised as of the date of such declaration may be proportionately adjusted to give effect to such special cash dividend or return of capital as of the date of payment of such special cash dividend or return of capital, subject to certain limitations.

     Authority to Amend and Terminate the Stock Option Plan. Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from the date the Stock Option Plan is approved by stockholders and becomes effective. The Board may at any time alter, suspend, terminate or discontinue the Stock Option Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the optionee, make any alteration which would deprive the optionee of his rights with respect to any previously granted option. Termination of the Stock Option Plan would not affect any previously granted options.

     Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and nonqualified stock options is different. Options granted to employees under the Stock Option Plan may be "incentive stock options" which are designed to result in beneficial tax treatment to the employee but not a tax deduction to the Company or the Bank.

     The holder of an incentive stock option generally is not taxed for federal income tax purposes on either the grant or the exercise of the option. However, the optionee must include in his or her federal alternative minimum tax income any excess (the "Bargain Element") of the acquired Common Stock's fair market value at the time of exercise over the exercise price paid by the optionee. Furthermore, if the optionee sells, exchanges, gives or otherwise disposes of such Common Stock (other than in certain types of transactions) either within two years after the option was granted or within one year after the option was exercised (an "Early Disposition"), the optionee generally must recognize the

Bargain Element as compensation income for regular federal income tax purposes. Any gain realized on the disposition in excess of the Bargain Element is subject to recognition under the usual rules applying to dispositions of property. If a taxable sale or exchange is made after such holding periods are satisfied, the difference between the exercise price and the amount realized upon the disposition of the Common Stock generally will constitute a capital gain or loss for tax purposes. If an optionee exercises an incentive stock option and delivers shares of Common Stock as payment for part or all of the exercise price of the stock purchased (the "Payment Stock"), no gain or loss generally will be recognized with respect to the Payment Stock; provided, however, if the Payment Stock was acquired pursuant to the exercise of an incentive stock option, the optionee will be subject to recognizing as compensation income the Bargain Element on the Payment Stock as an Early Disposition if the exchange for the new shares occurs prior to the expiration of the holding periods for the Payment Stock. The Company generally would not recognize gain or loss or be entitled to a deduction upon either the grant of an incentive stock option or the optionee's exercise of an incentive stock option. However, if there is an Early Disposition, the Company generally would be entitled to deduct the Bargain Element as compensation paid to the optionee.

     Options granted to directors under the Stock Option Plan are "nonqualified stock options." In general, the holder of a nonqualified stock option will recognize compensation income equal to the amount by which the fair market value of the Common Stock received on the date of exercise exceeds the sum of the exercise price and any amount paid for the nonqualified stock option. If the optionee elects to pay the exercise price in whole or in part with Common Stock, the optionee generally will not recognize any gain or loss on the Common Stock surrendered in payment of the exercise price. The Company would not recognize any income or be entitled to claim any deduction upon the grant of a nonqualified stock option. At the time the optionee is required to recognize compensation income upon the exercise of the nonqualified stock option, the Company would recognize a compensation expense and be entitled to claim a deduction in the amount equal to such compensation income.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Accounting Treatment. At the current time, neither the grant nor the exercise of an incentive stock option or a nonqualified stock option under the Stock Option Plan requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. SFAS No. 123 (i) establishes financial accounting and reporting standards for stock-based employee compensation plans, (ii) defines a fair value method of accounting for an employee stock option or similar equity instrument, and (iii) encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

     Although under current accounting standards the Company may employ the intrinsic value method when accounting for stock option grants, recent deliberations conducted by the FASB concerning APB Opinion No. 25 indicate that the fair value of stock options granted after December 15, 1998, to outside directors, who do not qualify as an employee under the common law definition, will be required to be expensed as compensation on the vesting date under the fair value method. On December 4, 1998, the FASB announced that it will issue an Exposure Draft during the first quarter of 1999 which will include an interpretation of APB Opinion No. 25. This interpretation is anticipated to be final in September, 1999, and if adopted, it will be effective for events that occur after December 15, 1998. It is expected that the FASB in its new interpretation will take positions concerning APB Opinion No. 25 which would have a material adverse affect on the Company's accounting treatment of stock options under the Stock Option Plan as approved by the Stockholders at the Special Meeting. Specifically, it is anticipated that the FASB will no longer allow members of the Board of Directors who are not otherwise employees of the Company to be treated as employees when accounting for their stock based compensation. As a result, any stock options granted to outside directors after December 15, 1998, which are not fully vested prior to the effective date of the interpretation, must have a fair value of the option at the measurement date (vesting date) expensed by the Company under the fair value method. In order to avoid having to expense the fair value of the options granted to outside directors, the Board of Directors have elected to amend the Stock Option Plan to provide for the immediate vesting of options granted to directors. As a result, the Company may initially account for all grants to directors under the intrinsic value method, so long as such grants are vested to outside directors prior to the effective date of the FASB interpretation (currently anticipated to be September, 1999). After the effective date, any fair value increases in the Common Stock underlying an option grant to a director would result in compensation expense charged to the Company. If any grants are made to outside directors which are not vested prior to such effective date, or if any options granted to employees are repriced at any time thereafter, the Company will incur compensation expense, which may have a material adverse effect on the net income and earnings per share of the Company.

     Options to be Granted. The Committee intends to grant options to directors, executive officers and certain employees of the Company and the Bank at a yet undetermined time. Only forfeited options will be subject to allocation later, unless the Stock Option Plan is amended. At this time, approximately 32 persons would be eligible to participate under the Stock Option Plan. No options will be granted to any associates of any of the directors or executive officers of the Company or the Bank. The table on pages 22-23 sets forth in column two information with respect to the number of options that the Company anticipates will be granted to directors, executive officers and other senior employees as a group.

     It is currently anticipated that 25% of the aggregate number of options granted to executive officers and senior employees of the Company and the Bank will be vested and exercisable on the date of grant and 25% of the aggregate number of such options granted will vest and become exercisable on each of the next three annual anniversary dates thereafter. It is also currently anticipated that all options granted to outside directors shall vest immediately on the date of grant.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF AMENDMENTS
                                              ---
TO THE STOCK OPTION PLAN.


                                   PROPOSAL 4

                      RATIFICATION OF THE AMENDMENT TO THE
        MOORESVILLE SAVINGS BANK, INC., SSB MANAGEMENT RECOGNITION PLAN

General

     At the Special Meeting, the stockholders of the Company approved the Mooresville Savings Bank, Inc., SSB Management Recognition Plan (the "MRP"), the objective of which is to encourage the continued service of directors, officers and employees of the Bank. The MRP provides directors, officers and employees with an ownership interest in the Company in a manner designed to serve as an incentive to contribute to the success of the Bank and the Company and to reward employees for outstanding performance. All directors, officers and employees of the Bank are eligible for participation in the MRP. To date, 24,281 shares of Common Stock have been awarded under the MRP.

Amendments to the MRP

     Subsequent to stockholder approval of the MRP, the Company's and the Bank's boards of directors amended and restated the terms of the MRP. As a result of the amendments adopted by the Board of Directors, shares of the Common Stock which are not immediately vested at the time of grant will no longer vest on an accelerated basis upon the participant's retirement.

     The Board of Directors have decided that, due to anticipated changes in the accounting rules for restricted share awards, these amendments are in the best interests of the Company and it shareholders.

     The terms of the MRP, as amended by the Board of Directors, and the shares of Common Stock granted thereunder, will continue to be valid and enforceable notwithstanding the failure of the stockholders to ratify the amendment to the MRP.

Description of the MRP

     The following description of the MRP, as amended and restated, is a summary of its terms and is qualified in its entirety by reference to the MRP, a copy of which is attached hereto as Appendix B.

     Administration. The MRP is administered and interpreted by a committee of the board of directors of the Bank (the "MRP Committee") that is composed solely of two or more "nonemployee directors", as defined by Exchange Act.

     Awards of Restricted Stock. Subsequent to approval by the stock holders at the Special Meeting, the MRP acquired 26,979 shares of Common Stock, which is equal to 4% of the Common Stock issued in the Conversion. As of the Record Date, 24,281 of these shares of Common Stock have been awarded under the plan and another 2,698 shares have been reserved for future award. The shares awarded were issued from authorized but unissued shares of Common Stock. The shares not yet awarded will either be purchased on the open market or issued from authorized but unissued shares of Common Stock. To the extent that the MRP acquires authorized but unissued shares, the interests of existing stockholders are diluted.

     Shares of Common Stock granted pursuant to the MRP are in the form of restricted stock which vest over a period of time determined by the MRP Committee. Shares issued under the MRP are issued at no cost to recipients. A recipient is entitled to all voting and other stockholder rights with respect to shares which have been awarded under the MRP, including receipt of any cash or stock dividends declared with respect to unvested share awards. Any unvested shares may not be sold, pledged or otherwise disposed of.

     If a recipient terminates employment for reasons other than death or disability, the recipient will forfeit all rights to the allocated shares which have not yet vested and must return any cash or stock dividends received with respect to the forfeited MRP shares. All shares subject to an award held by a recipient whose employment with or service to the Company, the Bank or any subsidiary terminates due to death or disability, as defined in the MRP, shall be vested as of the recipient's last day of employment with or service to the Company, the Bank or any subsidiary and shall be distributed as soon as practicable thereafter. All shares subject to an award held by a recipient also shall be fully vested in the event the recipient ceases to be an employee or director of the Bank or the Company for any reason following a change in control of the Company or the Bank, as defined in the MRP.

     Authority to Amend and Modify the MRP. The board of directors of the Bank may at any time amend or modify the MRP in any respect, subject to applicable regulatory requirements and required stockholder approvals.

However, any amendment or modification of the MRP shall not in any manner affect any award of shares made previously to a recipient under the Plan without the consent of such recipient.

     Federal Income Tax Consequences. Pursuant to Section 83 of the Code, recipients of MRP awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of MRP awards in the year in which such amounts are included in income.

     Accounting Treatment. For a discussion of SFAS No. 123 and APB Opinion No. 25, see "Proposal 3 -Ratification of the Amendments to the Coddle Creek Financial Corp. Stock Option Plan - Accounting Treatment." Under the intrinsic value method, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the MRP vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes.

     Recent deliberations conducted by FASB concerning APB Opinion No. 25 indicates that MRP stock granted to outside directors after the effective date will result in utilization of the fair value method of compensation recognition. Mark to market accounting charges will result at future fair value changes in the Common Stock.

     Shares Granted. The MRP Committee granted awards of 24,281 shares of restricted stock to directors, executive officers and two other senior employees of the Bank after stockholder approval of the MRP and after adoption of the amendment described above. As of the Record Date, 2,698 shares are currently reserved for future issuance. At this time approximately 32 persons would be eligible to participate under the MRP. As of the Record Date, the market value of the shares of Common Stock based on the average of the bid and asked price on the Record Date was $62.75 per share.

     The following table sets forth certain information with respect to awards the Company and the Bank has made subsequent to stockholder approval of the Stock Option Plan and the MRP. Column two lists the options that the Company anticipates will be granted to directors, executive officers and other senior employees as a group under the Stock Option Plan during fiscal 1999; column three lists the number of shares of Common Stock the Bank has awarded to directors, executive officers and other employees as a group under the MRP. Column four sets forth the dollar value of the stock awards at the date of grant ($63.50 per share) This valuation is without regard to the restrictions on the shares of Common Stock awarded under the Management Recognition Plan.

                    Name and Position/1/         Stock Option Plan      Management Recognition Plan
                    --------------------         -----------------      ---------------------------

                                                  Number of Shares
                                                  ----------------
                                                   Subject to Stock
                                                   ----------------
Nonemployee Directors                                  Options       Number of Shares   Dollar Value/2/
---------------------                                  -------       ----------------   ---------------
                                                         3,372              1,349        $   85,661.50
Willis L. Barnette

Donald R. Belk                                           3,372              1,349        $   85,661.50

Jack G. Lawler                                           3,372              1,349        $   85,661.50

Claude U. Voils, Jr.                                     3,372              1,349        $   85,661.50
                                                        ------             ------        -------------
     Total (4 persons)                                  13,488              5,396        $     342,646
                                                        ======             ======        =============

                                                                        Management
                    Name and Position/1/         Stock Option Plan   Recognition Plan
                    --------------------         -----------------   ----------------

                                                  Number of Shares
                                                  ----------------
                                                  Subject to Stock
                                                  ----------------
Executive Officers                                     Options       Number of Shares
---------------------                                  -------       ----------------
George W. Brawley, Jr., President, CEO and            16,862              6,745        $  428,307.50
Chairman of Board of Directors

Dale W. Brawley, Executive Vice President,            16,862              6,745        $  428,307.50
Treasurer and Director

Billy R. Williams, Secretary and Controller            6,745              2,697        $  171,259.50
                                                      ------             ------        -------------
     Total (3 persons)                                40,469             16,187        $1,027,874.50
                                                      ======             ======        =============
Non-Executive Officer Employees Group
     (2 persons)                                       6,746              2,698        $     171,323

Associates of Executive Officers and
Directors                                                 0                  0        $           0

________________________
/1/  Position with Company, unless otherwise indicated.

/2/ Based upon the average of the bid and asked price for the Common Stock which was $63.50 on January 26, 1999.


     Of the aggregate number of shares granted to directors, executive officers and senior employees under the MRP, 25% vested on the date of grant and 25% of the aggregate number of shares granted will vest on each of the next three annual anniversary dates thereafter.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO
                                              ---
THE MOORESVILLE SAVINGS BANK, INC., SSB MANAGEMENT RECOGNITION PLAN.


            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Stockholders are being asked to ratify amendments to the Stock Option Plan
and MRP.   Members of the management and the Boards of Directors of the Company and the Bank, most of whom are stockholders and who, as a group, have voting control 131,838 shares (18.87%) of the Common Stock, are or will be participants under these plans. See "Proposal 3 - Ratification of Amendments to the Coddle Creek Financial Corp. Stock Option Plan" and "Proposal 4 - Ratification of Amendments to the Mooresville Savings Bank, Inc., SSB Management Recognition Plan."


                PROPOSALS FOR 2000 ANNUAL STOCKHOLDERS' MEETING

     It is presently anticipated that the 2000 Annual Meeting of Stockholders will be held in April of 2000. In order for shareholder proposals to be included in the proxy materials for that meeting, such proposals must be received by the Secretary of the Company at the Company's executive office not later than November 23, 1999, and meet all other applicable requirements for inclusion in the proxy statement.

     The Company's bylaws provide that, in order to be eligible for consideration at the annual meeting of stockholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 30 days nor more than 50 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.

     In the alternative, a shareholder may commence his own proxy solicitation and present a proposal from the floor at the 2000 Annual Meeting of Shareholders of the Company. In order to do so, the shareholder must notify the Secretary of the Company in writing, at the Company's principal executive office no later than February 4, 2000, of his proposal. If the shareholder wants to stop the Company from voting proxies (under the discretionary authority granted by the form of proxy to be solicited by the Company for use at the 2000 Annual Meeting) on his proposal, the notice must also state the shareholder's intent to solicit the required number of votes for passage of his proposal and the shareholder must provide evidence to the Company that the solicitation has occurred.


                                 OTHER MATTERS

     Management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof. If any other matters shall properly come before the Annual Meeting, it is intended that the proxy holders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.


                                 MISCELLANEOUS

     The Annual Report of the Company for the year ended December 31, 1998, which includes financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be a part of this Proxy Statement or a solicitation of proxies.

     THE FORM 10-K FILED BY THE COMPANY WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE TO ANY OF THE COMPANY'S STOCKHOLDERS UPON WRITTEN REQUEST DIRECTED TO: CODDLE CREEK FINANCIAL CORP., P.O. BOX 1117, MOORESVILLE, NORTH CAROLINA 28115, ATTENTION: BILLY R. WILLIAMS.

                                    By Order of the Board of Directors,

                                    /s/ Billy R. Williams

                                    Billy R. Williams
                                    Secretary

Mooresville, North Carolina
March 22, 1999

                                   APPENDIX A

                          CODDLE CREEK FINANCIAL CORP.
                               STOCK OPTION PLAN


     THIS IS THE STOCK OPTION PLAN ("Plan") of Coddle Creek Financial Corp. (the "Corporation"), a North Carolina corporation, with its principal office in Mooresville, Iredell County, North Carolina, adopted by the Board of Directors of the Corporation and effective upon the approval of the Plan by the shareholders of the Corporation, under which options may be granted from time to time to eligible directors and employees of the Corporation, Mooresville Savings Bank, Inc., SSB (the "Bank") and of any corporation or other entity of which either the Corporation or the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of equity securities (a "Subsidiary"), to purchase shares of common stock of the Corporation ("Common Stock"), subject to the provisions set forth below:

     1.   PURPOSE OF THE PLAN.  The purpose of the Plan is to aid the
          -------------------
Corporation, the Bank and any Subsidiary in attracting and retaining capable directors and employees and to provide a long range incentive for directors, employees and others to remain in the management and service of the Corporation, the Bank or any Subsidiary, to perform at increasing levels of effectiveness and to acquire a permanent stake in the Corporation with the interest and outlook of an owner. These objectives will be promoted through the granting of options to acquire shares of Common Stock pursuant to the terms of this Plan.

     2.   ADMINISTRATION.  The Plan shall be administered by a committee (the
          --------------
"Committee"), which shall consist of not less than two members of the Board of Directors of the Corporation (the "Board") who are "Non-Employee Directors" as defined in Rule 16b-3(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, this Plan shall be administered by the Board. The Committee may designate any officers or employees of the Corporation, the Bank or any Subsidiary to assist in the administration of the Plan and to execute documents on behalf of the Committee and perform such other ministerial duties as may be delegated to them by the Committee.

     Subject to the provisions of the Plan, the determinations or the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all options granted hereunder and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the options granted hereunder; (c) to prescribe, amend and rescind the rules and regulations relating to the Plan; (d) to determine the individuals to whom and the time or times at which such options shall be granted, the number of shares to be subject to each option, the option price, and the determination of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan.

     It shall be in the discretion of the Committee to grant options which qualify as "incentive stock options," as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options") or which do not qualify as Incentive Stock Options ("Nonqualified Stock Options") (herein referred to collectively as "Options;" however, whenever reference is specifically made only to "Incentive Stock Options" or "Nonqualified Stock Options," such reference shall be deemed to be made to the exclusion of the other). Any options granted which fail to satisfy the requirements for Incentive Stock Options shall become Nonqualified Stock Options.

     3.   STOCK AVAILABLE FOR OPTIONS.  In the discretion of the Committee, the
          ---------------------------
stock to be subject to Options under the Plan shall be authorized but unissued shares of Common Stock which are issued directly to optionees upon exercise of options and/or shares of Common Stock which are acquired by the Plan or the Corporation in the open market. The total number of shares of Common Stock for which Options may be granted under the Plan is 67,447 shares, which is ten percent (10%) of the total number of shares of Common Stock issued by the Corporation in connection with the conversion of the Bank from a state-chartered mutual savings bank to a state-chartered stock savings bank on December 30, 1997 (the "Conversion"). Such number of shares is subject to any capital adjustments as provided in Section 16. In the event that an Option granted under the Plan is forfeited, released, expires or is terminated unexercised as to any shares covered thereby, such shares thereafter shall be available for the granting of Options under the Plan; however, if the forfeiture, expiration, release or termination date of an Option is beyond the term of existence of the Plan as described in Section 21, then any shares covered by forfeited, unexercised, released or terminated options shall not reactivate the existence of the Plan and therefore may not be available for additional grants under the Plan. The Corporation, during the term of the Plan, will reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan. In the discretion of the Committee, the shares of Common Stock necessary to be delivered to satisfy exercised options may be from authorized and unissued shares of Common Stock or may be purchased in the open market.

     4.   ELIGIBILITY.  Options shall be granted only to individuals who meet
          -----------
all of the following eligibility requirements:

          (a) Such individual must be an employee or a member of the Board of Directors of the Corporation, the Bank or a Subsidiary. For this purpose, an individual shall be considered to be an "employee" only if there exists between the Corporation, the Bank or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

          (b) Such individual must have such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment involved in the exercise of the Options.

          (c) Such individual, being otherwise eligible under this Section 4, shall have been selected by the Committee as a person to whom an Option shall be granted under the Plan.

     In determining the directors and employees to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the nature of the services rendered by respective directors and employees, their present and potential contributions to the success of the Corporation, the Bank and any Subsidiary and such other factors as the Committee shall deem relevant. A director or employee who has been granted an Option under the Plan may be granted an additional Option or Options under the Plan if the Committee shall so determine.

     If, pursuant to the terms of the Plan, it is necessary that the percentage of stock ownership of any individual be determined, stock ownership in the Corporation or of a related corporation which is owned (directly or indirectly) by or for such individual's brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary shall be considered as owned by such director or employee.

     5.   OPTION AGREEMENT   Subject to the provisions of this Plan, Options
          ----------------
shall be awarded to the directors and employees in such amounts as are determined by the Committee. The proper officers on behalf of the Corporation and each Optionee shall execute a Stock Option Grant and Agreement (the "Option Agreement") which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Nonqualified Stock Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Option Agreement. Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Nonqualified Stock Option.

     6.   OPTION PRICE.
          ------------

          (a) The option price of each Option granted under the Plan shall be not less than one hundred percent (100%) of the market value of the stock on the date of grant of the Option. In the case of incentive stock options granted to a shareholder who owns stock possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of the Corporation, the Bank or a Subsidiary (a "ten percent shareholder"), the option price of each Option granted under the Plan shall not be less than one hundred and ten percent (110%) of the market value of the stock on the date of grant of the Option. If the Common Stock is listed on a national securities exchange (including for this purpose the Nasdaq Stock Market, Inc. National Market) on the date in question, then the market value per share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the market price per share shall be equal to the average between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange (including for this purpose the Nasdaq Stock Market, Inc. National Market) on the date in question, then the market price per share shall be equal to the average between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the market value per share shall be its fair market value
     as determined by the Committee, in its sole and absolute discretion.   The
     Committee shall maintain a written record of its method of determining such value.

          (b) The option price shall be payable to the Corporation either (i) in cash or by check, bank draft or money order payable to the order of the Corporation, or (ii) at the discretion of the Committee, through the delivery of shares of the common stock of the Corporation owned by the optionee with a market value (determined in a manner consistent with (a) above) equal to the option price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. No shares shall be delivered until full payment has been made.

     7.   EXPIRATION OF OPTIONS.  The Committee shall determine the expiration
          ---------------------
date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option is granted. In the event an Incentive Stock Option is granted to a ten percent shareholder, the expiration date or dates of each Option shall be not later than five (5) years after the date such Option is granted. The Committee, in its discretion, may extend the expiration date or dates of an Option after such date was originally set; however, such expiration date may not exceed the maximum expiration date described in this
Section 7.

     8.   TERMS AND CONDITIONS OF OPTIONS.
          -------------------------------

          (a) All Options must be granted within ten (10) years of the Effective Date of this Plan as defined in Section 20.

          (b) The Committee may grant Options which are intended to be Incentive Stock Options and Nonqualified Stock Options, either separately or jointly, to an eligible employee.

          (c) The grant of Options shall be evidenced by an Option Agreement containing terms and conditions established by the Committee consistent with the provisions of this Plan.

          (d) Not less than 100 shares may be purchased at any one time unless the number purchased is the total number at that time purchasable under the Plan.

          (e) The recipient of an Option shall have no rights as a shareholder with respect to any shares covered by his Option until payment in full by him for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock is fully paid for, except as provided in
     Section 16.

          (f) The aggregate fair market value of the stock (determined as of the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all benefit plans of the Corporation, the Bank or any Subsidiary, if applicable) shall not exceed $100,000; provided, however, that such $100,000 limit of this subsection (f) shall not apply to the grant of Nonqualified Stock Options. The Committee may grant Options which are exercisable in excess of the foregoing limitations, in which case Options granted which are exercisable in excess of such limitation shall be Nonqualified Stock Options.

          (g) All stock obtained pursuant to an option which qualifies as an Incentive Stock Option shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the Option or (ii) one (1) year after the transfer of the stock pursuant to the exercise of the Option. The stock shall be held by the Corporation or its designee. The employee who has exercised the Option shall during such holding period have all rights of a shareholder, including but not limited to the rights to vote, receive dividends and sell the stock. The sole purpose of the escrow is to inform the Corporation of a disqualifying disposition of the stock within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and it shall be administered solely for that purpose.

     9.   EXERCISE OF OPTIONS.
          -------------------

          (a) Unless otherwise set forth in the Option Agreement, all Options granted to an optionee by virtue of his position as a non-employee director of the Corporation or the Bank (as stated in the Option Agreement) shall be fully vested, exercisable and nonforfeitable immediately at the time of the grant.

          (b) Options granted to an optionee by virtue of his position as an employee (as stated in the Option Agreement) shall become vested at the times, at the rate and subject to such limitations as may be set forth in the Option Agreement executed in connection therewith; provided, however, that all outstanding and nonforfeited options shall be exercisable, if not sooner, on the day prior to the expiration date thereof.

          (c) Notwithstanding the foregoing, Options shall become exercisable with respect to all of the shares subject thereto upon the optionee's death or disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, and in the event of a change in control as set forth in Section 13 of this Plan.

          (d) Any right to exercise Options in annual installments shall be cumulative and any vested installments may be exercised, in whole or in part, at the election of the optionee.

          (e) In no event shall an Option be deemed granted by the Corporation or exercisable by a recipient prior to the mutual execution by the Corporation and the recipient of an Option Agreement which comports with the requirements of Section 5 and Section 8(c). The exercise of any Option must be evidenced by written notice to the Corporation that the optionee intends to exercise his Option.

          (f) The inability of the Corporation or Bank to obtain approval from any regulatory body or authority deemed by counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Corporation and the Bank of any liability in respect of the non-issuance or sale of such shares. As a condition to the exercise of an option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities laws.

          (g) The Committee shall have the discretionary authority to impose in the Option Agreements such restrictions on shares of Common Stock as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

          (h) Notwithstanding anything to the contrary herein, an optionee receiving the grant of an Option by virtue of his position as a director or as an employee of the Corporation, the

     Bank or a Subsidiary (as stated in the Option Agreement), shall be required to exercise his Options within the periods set forth in Sections 10, 11 and 12 below.

     10.  TERMINATION OF EMPLOYMENT - EXCEPT BY DISABILITY OR DEATH. If any
          ---------------------------------------------------------
optionee receiving the grant of an Option by virtue of his position as a director (as stated in the Option Agreement) ceases to be a director of at least one of the Corporation, the Bank or any Subsidiary for any reason other than death or disability (as defined in Section 11) or if any optionee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be an employee of at least one of the Corporation, the Bank and any Subsidiary for any reason other than death or disability (as defined in Section 11), he may, (i) at any time within three (3) months after his date of termination, but not later than the date of expiration of the Option, exercise any Option designated in the Option Agreement as an Incentive Stock Option and (ii) at any time prior to the date of expiration of the Option, exercise any option designated in the Option Agreement as a Nonqualified Stock Option. However, in either such event the optionee may exercise any Option only to the extent it was vested and he was entitled to exercise the Option on the date of termination. Any Options or portions of Options of terminated optionees not so exercised shall terminate and be forfeited.

     11.  TERMINATION OF EMPLOYMENT - DISABILITY.  If any optionee receiving the
          --------------------------------------
grant of an Option by virtue of his position as a director (as stated in the Option Agreement) ceases to be a director of at least one of the Corporation, the Bank or any Subsidiary due to his becoming disabled within the meaning of
Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, or if any employee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be employed by at least one of the Corporation, the Bank and any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and he may, (i) at any time within twelve (12) months after his date of termination, but not later than the date of expiration of the Option, exercise any option designated in the Option Agreement as an Incentive Stock Option with respect to all shares subject thereto and (ii) at any time prior to the date of expiration of the Option, exercise any Option designated in the Option Agreement as a Nonqualified Stock Option with respect to all shares subject thereto. Any portions of Options of optionees who are terminated because they become disabled which are not so exercised shall terminate and be forfeited.

     12.  TERMINATION OF EMPLOYMENT - DEATH.  If an optionee receiving the grant
          ---------------------------------
of an option by virtue of his position as a director (as stated in the Option Agreement) dies while a director of the Corporation, the Bank or any Subsidiary or if any employee receiving the grant of an option by virtue of his position as an employee (as stated in the Option Agreement) dies while in the employment of the Corporation, the Bank or a Subsidiary, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and the person or persons to whom the Option is transferred by will or by the laws of descent and distribution may exercise the Option at any time until the term of the Option has expired, with respect to all shares subject thereto, to the same extent and upon the same terms and conditions the optionee would have been entitled to do so had he lived. Any Options or portions of options of deceased directors or employees not so exercised shall terminate and be forfeited.

     13.  CHANGE IN CONTROL.  In the event that an optionee ceases to be an
          -----------------
employee or a director of the Corporation, the Bank or a Subsidiary (which position resulted in his receipt of an option pursuant to this Plan) for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him would be 100% vested, nonforfeitable and exercisable in accordance with Sections 9, 11 and 12 above, then, notwithstanding Sections 9, 11 and 12 above, all Options granted to such optionee shall immediately become fully vested and nonforfeitable. In the event of such termination upon a change in control, the optionee must exercise any Incentive Stock Options within three (3) months after his date of termination and may exercise any Nonqualified Stock Options at any time prior to the date of expiration of the Option.

     For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the Board or the Bank's Board on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or (v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

     In the event of such a termination after a change in control, the Optionee must exercise any Incentive Stock Options within three (3) months after his date of termination, or such Incentive Stock Options are terminated and forfeited, and may exercise any Nonqualified Stock Options at any time prior to the date of expiration of the Option.

     14.  STOCK APPRECIATION RIGHTS.
          -------------------------

          (a) General Terms and Conditions. The Committee may, but shall not be obligated to, grant rights to optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the market value (determined as set forth in Section 6 above) of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Committee, may be made in shares of Common Stock valued at the then market value thereof (determined as set forth in Section 6 above), or in cash, or partly in cash and partly in shares of Common Stock.

          The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this
     Section 14 and this Plan, the period during which, date by which or event upon which the Stock Appreciation Right may be exercised (which shall be on the same terms as the Option to which is related); the method for valuing shares of Common Stock for purposes of this Section 14; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise of the Stock Appreciation Right; and arrangements for income tax withholding. The Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

          (b) Time Limitations. A Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised. Notwithstanding the foregoing, any election by an optionee to exercise Stock Appreciation Rights shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

          (c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

          (d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which is relates, while a Stock Appreciation Right granted in connection with a Nonqualified Stock Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option. No optionee shall have any Stock Appreciation Rights unless (i) in the case of Incentive Stock Options and Nonqualified Stock Options, the Stock Option Agreement shall so state or
     (ii) in the case of Nonqualified Stock Options, the Committee shall have executed an amendment to the Stock Option Agreement so stating.

          (e) Non-Transferable. A Stock Appreciation Right may not be transferred or assigned except in connection with a transfer of the Option to which it relates.

     15.  RESTRICTIONS ON TRANSFER.  An Option granted under this Plan may not
          ------------------------
be transferred except by will or the laws of descent and distribution and, during the lifetime of the optionee to whom it was granted, may be exercised only by such optionee.

     16.  CAPITAL ADJUSTMENTS AFFECTING COMMON STOCK.
          ------------------------------------------

          (a) If the outstanding shares of Common Stock of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Corporation or another entity as a result of a recapitalization, reclassification, stock dividend, stock split, amendment to the Corporation's Certificate of Incorporation, reverse stock split, merger or consolidation, an appropriate adjustment shall be made in the number and/or kind of securities allocated to the Options and Stock Appreciation Rights previously and subsequently granted under the Plan, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Options.

          (b) In the event that the Corporation shall declare and pay any dividend with respect to the Common Stock (other than a dividend payable in shares of the Corporation's Common Stock or a regular cash dividend), including a dividend which results in a nontaxable return of capital to the holders of shares of Common Stock for federal income tax purposes, or otherwise than by dividend makes distribution of property to the holders of its shares of Common Stock, the Committee, in its discretion applied uniformly to all outstanding Options, may adjust the exercise price per share of outstanding Options in such a manner as the Committee may determine to be necessary to reflect the effect of the dividend or other distribution on the fair market value of a share of Common Stock.

          (c) To the extent that the foregoing adjustments described in Sections 16(a) and (b) above relate to particular Options or to particular stock or securities of the Corporation subject to Option under this Plan, such adjustments shall be made by the Committee, whose determination in that respect shall be final and conclusive.

          (d) The grant of an Option or Stock Appreciation Right pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (e) No fractional shares of stock shall be issued under the Plan for any such adjustment.

          (f) Any adjustment made pursuant to this Section 16, shall be made, to the extent practicable, in such manner as not to constitute a modification of any outstanding Incentive Stock Options within the meaning of Section 424(h) of the Internal Revenue Code of 1986, as amended.

     17.  INVESTMENT PURPOSE.  At the discretion of the Committee, any Option
          ------------------
Agreement may provide that the optionee shall, by accepting the Option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of an Option, the person entitled to exercise the same shall furnish evidence of such facts which is satisfactory to the Corporation. Certificates for shares of stock acquired under the Plan may be issued bearing such restrictive legends as the Corporation and its counsel may deem necessary to ensure that the optionee is not an "underwriter" within the meaning of the regulations of the Securities and Exchange Commission.

     18.  APPLICATION OF FUNDS.  The proceeds received by the Corporation from
          --------------------
the sale of Common Stock pursuant to Options will be used for general corporate purposes.

     19.  NO OBLIGATION TO EXERCISE.  The granting of an Option or Stock
          -------------------------
Appreciation Right shall impose no obligation upon the optionee to exercise such Option or Stock Appreciation Right.

     20.  EFFECTIVE DATE OF PLAN.  The Plan will become effective upon the
          ----------------------
approval of the Plan by the shareholders of the Corporation and receipt of any necessary regulatory approvals.

     21.  TERM OF PLAN.  Options and Stock Appreciation Rights may be granted
          ------------
pursuant to this Plan from time to time within ten (10) years from the effective date of the Plan.

     22.  TIME OF GRANTING OF OPTIONS.  Nothing contained in the Plan or in any
          ---------------------------
resolution adopted or to be adopted by the Committee or the shareholders of the Corporation and no action taken by the Committee shall constitute the granting of any Option or Stock Appreciation Right hereunder. The granting of an Option and Stock Appreciation Right pursuant to the Plan shall take place only when an Option Agreement shall have been duly executed and delivered by and on behalf of the Corporation at the direction of the Committee.

     23.  CASH PAYMENTS.  At the time of the payment of any dividend or other
          -------------
distribution with respect to the Common Stock, in the absolute discretion of, and upon direction of the Board, the Corporation shall cause to be paid to existing directors and employees of the Corporation, the Bank or any Subsidiary who hold nonforfeited, unexercised Options under this Plan, a cash amount equal to the number of shares of Common Stock subject to nonforfeited, unexercised options held by such optionee multiplied by the amount of any dividends or other distributions paid per share of Common Stock outstanding. The Board shall have the discretion to approve cash payments at the time of some dividends or distributions but not others. Notwithstanding the foregoing, no amounts shall be paid to optionees pursuant to this Section 23 with respect to any dividend or distribution if at the time of such dividend or distribution, the exercise price of the Options shall have been reduced pursuant to Section 16(b) above.

     If any director or employee of the Corporation, the Board or any Subsidiary shall receive any cash payment from the Company, the Board or any Subsidiary pursuant to this Section 23 with respect to an Option, and if such Option shall be forfeited, then within 30 days after the effective date of such forfeiture, the optionee shall pay to the Corporation, the Bank or the Subsidiary (as applicable) an amount equal to the cash payment received by such optionee with respect to such forfeited Option. In the alternative, at the option of the Corporation, the Bank or the Subsidiary (as applicable) the amount to be repaid may be withheld from the final compensation payable to the optionee.

     24.  WITHHOLDING TAXES.  Whenever the Corporation proposes or is required
          -----------------
to cause to be issued or transferred shares of stock, cash or other assets pursuant to this Plan, the Corporation shall have the right to require the optionee to remit to the Corporation an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the issuance of any certificate or certificates for such shares or delivery of such cash or other assets. Alternatively, the Corporation may issue or transfer such shares of stock or make other distributions of cash or other assets net of the number of shares or other amounts sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

     25.  TERMINATION AND AMENDMENT.  The Board may at any time alter, suspend,
          -------------------------
terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the holder of an Option or Stock Appreciation Right previously granted, make any alteration which would deprive the optionee of his rights with respect thereto.

     26.  CAPTIONS AND HEADINGS; GENDER AND NUMBER.  Captions and paragraph
          ----------------------------------------
headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction of, this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     27.  COST OF PLAN; EXCULPATION AND INDEMNIFICATION.  All costs and expenses
          ---------------------------------------------
incurred in the operation and administration of the Plan shall be borne by the Corporation, the Bank and the Subsidiaries. In connection with this Plan, no member of the Board, no member of the Bank's Board, no member of the Board of Directors of any Subsidiary, and no member of the Committee shall be personally liable for any act or omission to act, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Bank and the members of the Board of Directors of any Subsidiary, and members of the Committee, and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any power or duty relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board), and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act, in connection with the performance of such person's duties, responsibilities and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from the bad faith, willful misconduct or criminal acts of such persons.

     28.  GOVERNING LAW.  Without regard to the principles of conflicts of laws,
          -------------
the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     29.  INSPECTION OF PLAN.  A copy of this Plan, and any amendments thereto,
          ------------------
shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

     30.  OTHER PROVISIONS.  The Option Agreements authorized under this
          ----------------
Plan shall contain such other provisions not inconsistent with the foregoing, including, without limitation, increased restrictions upon the exercise of options, as the Committee may deem advisable.

                                   APPENDIX B

                         MOORESVILLE SAVINGS BANK, SSB
                          MANAGEMENT RECOGNITION PLAN

     Mooresville Savings Bank, SSB (the "Bank"), does herein set forth the terms of its Management Recognition Plan (the "Plan").

     Section 1.  Purpose of this Plan.  The purpose of this Plan is to provide
     ----------  --------------------
to the directors, officers and employees (the "Participants") of the Bank and of any corporation or other entity of which the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of the equity securities thereof (a "Subsidiary"), an ownership interest in the Bank's parent holding company, Coddle Creek Financial Corp. (the "Corporation") by making awards (hereinafter referred to as "Awards" or singularly, "Award") of shares of common stock of the Corporation (the "Common Stock"). The Board of Directors of the Bank (the "Board") and the board of directors of the Corporation believe that participation in the ownership of the Corporation will induce Participants to continue to serve the Bank or any Subsidiary as directors, officers and/or employees and encourage them to contribute to the future growth and profits of the Bank and the Corporation. In addition, the existence of this Plan will make it possible for the Bank and its Subsidiaries to attract capable individuals to serve as directors or officers of the Bank and its Subsidiaries. The Board believes that the existence of this Plan will provide incentives to the directors, officers and employees of the Bank and any Subsidiaries which will contribute materially to the success of such companies.

     Section 2.  Administration of this Plan.
     ----------  ---------------------------

          (a) This Plan shall be administered by a committee of the Board (the "Committee") which shall consist of not less than two members of the Board who are "Non-Employee Directors" as defined in Rule 16 b-3(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the absence of a duly appointed Committee, the Plan shall be administered by the Board. The Committee shall have full power and authority to construe, interpret and administer this Plan. All actions, decisions, determinations, or interpretations of the Committee shall be final, conclusive, and binding upon all parties. Members of the Committee shall serve at the pleasure of the Board.

          (b) The Committee shall decide (i) to whom Awards shall be made under this Plan, (ii) the number of shares of Common Stock subject to each award,
(iii) the number of additional shares, if any, to be purchased or allocated for the purposes of this Plan, (iv) the determination of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of the Plan and (v) such additional terms and conditions for Awards as the Committee shall deem appropriate, including, without limitation, any determinations as to the restrictions or conditions on transfer of shares of Common Stock that are necessary or appropriate to satisfy all applicable securities laws, rules, regulations, and listing requirements.

          (c) The Committee may designate any officers or employees of the Bank or of any Subsidiary to assist in the administration of this Plan. The Committee may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Committee may see fit.

          (d) Any unallocated, undistributed or forfeited shares of Common Stock held under this Plan shall be held by the Committee.

     Section 3.  Shares of Common Stock Available Under the Plan.
     ----------  ------------------------------------------------

          The Plan shall acquire up to 26,979 shares of Common Stock of the Corporation. Such shares of Common Stock may be purchased by the Plan in the open market or, subject to approval of the Board of Directors of the Corporation, may be acquired through the issuance by the Corporation to the Plan of authorized but unissued shares of Common Stock on such terms as may be approved by the Committee and the Board of Directors of the Corporation. Such shares shall be held or delivered by the Trustees or shall be allocated and distributed pursuant to the terms of this Plan.

     Section 4.  Eligibility and Awards.
     ----------  ----------------------

          (a) The Participants in this Plan to whom Awards may be made shall be the following: members of the Board, members of the board of directors of the Corporation or any Subsidiary, and such officers and employees of the Bank, the Corporation and/or of any Subsidiary as may be designated by the Committee.

          (b) As promptly as practicable after a determination is made that an Award of Common Stock is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of shares of Common Stock covered by the Award, and the terms upon which the Common Stock subject to the Award shall vest and be distributed to the Participant. Awards of Common Stock under this Plan shall be effective upon execution and delivery of the Stock Grant Agreement which sets forth the terms and conditions of the Award of Common Stock (the "Stock Grant Agreement").

          (c) Notwithstanding anything to the contrary contained in Sections 4(a) and 4(b) above, no Participant shall have any right or entitlement to receive an Award hereunder, such awards being at the total discretion of the Committee.

     Section 5.  Vesting and Distribution of Common Stock.
     ----------  ----------------------------------------

          (a) Awards made under this Plan shall vest and the right of a Participant to the Award shall be nonforfeitable as determined by the Committee and as set forth in the Stock Grant Agreement.

          (b) In determining the number of shares vested under any applicable vesting schedule, a Participant shall not receive fractional shares. If the product resulting from multiplying the vested percentage times the allocated shares results in a fractional share, then a Participant's vested right shall be rounded down to the nearest whole number of shares.

          (c) In the event any Participant shall no longer be either a director or an employee of the Bank, the Corporation or any Subsidiary for any reason (whichever position resulted in the Award, as set forth in the Stock Grant Agreement), other than as provided in Sections 5(d) and 5(e) below, and such Participant does not have a 100% vested interest in his or her shares under the Plan, then any shares which are not vested based upon the applicable schedule set forth in the Stock Grant Agreement shall be forfeited and, provided this Plan has not terminated pursuant to Section 14 below, shall be available again for Awards to Participants as may be determined by the Committee.

          (d) In the event that a Participant shall no longer be an employee or a director of the Bank, the Corporation or any Subsidiary (whichever position resulted in the award, as set forth in the Stock Grant Agreement), because of such Participant's disability or death, prior to the date when all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term "disability" shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

          (e) In the event that a Participant ceases to be an employee or a director of the Bank, the Corporation or a Subsidiary (whichever position resulted in the award, as set forth in the Stock Grant Agreement), for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Corporation is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Corporation or Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the board of directors of the Corporation or the Board on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or

Bank's Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or (v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

          (f) Shares of Common Stock which have vested shall be distributed to the Participant or any transferee permitted by Section 11 (a "Permitted Transferee"), as the case may be, as soon as practicable after such shares of Common Stock have vested in accordance with the schedule contained in the Stock Grant Agreement.

          (g) The Corporation, the Bank and any Subsidiary shall have the right to require any Participant or Permitted Transferee to remit to the Corporation, the Bank or any Subsidiary an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or release of any certificate or certificates for shares or delivery of any cash or other assets with respect to shares or otherwise pursuant to this Plan. Alternatively, the Corporation, Bank and any Subsidiary may deliver or release shares or make other distributions of cash or other assets net of the number of shares or cash sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

          (h) Each Participant receiving an Award under this Plan shall deliver to the Bank a Stock Grant Agreement, which shall be signed by such Participant.

     Section 6.  Restrictions on Selling of Shares.  Awards of Common Stock may
     ----------  ---------------------------------
not be sold, assigned, pledged or otherwise disposed of prior to the time that they are vested and distributed pursuant to the terms of this Plan. The Board or the Committee may require the Participant or his Permitted Transferee, as the case may be, to agree not to sell or otherwise dispose of his distributed shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed shares in order to restrict the transfer of the distributed shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

     Section 7.  Effect of Award on Status of Participant.  The fact that an
     ----------  ----------------------------------------
Award is made to a Participant under this Plan shall not confer on such Participant any right to continued service on the Board or on the board of directors of the Corporation or any Subsidiary, nor any right to continued employment with the Bank, the Corporation or any Subsidiary; nor shall it limit the right of the Bank, the Corporation, or any Subsidiary to remove such Participant from any such boards, or to terminate his or her employment at any time.

     Section 8.  Voting Rights; Dividends; Other Distributions. After an Award
     ----------  ---------------------------------------------
has been made, the Participant or Permitted Transferee shall be entitled to receive all cash dividends declared upon the shares awarded and to direct the Committee as to the voting of the shares which are covered by the Award and which are not yet vested and distributed to him, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock which have been awarded as to which Participants or Permitted Transferees have not directed the voting shall be voted by the Committee in the same proportion as the trustees of the Bank's Employee Stock Ownership Plan vote Common Stock held in trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board.

          Notwithstanding the foregoing, if a Participant or Permitted Transferee hereunder forfeits any Awards pursuant to the terms of this Plan, the Participant or Permitted Transferee, as applicable, shall, within 30 days after the effective date of such forfeiture, pay the Corporation an amount equal to the dividends received by such Participant or Permitted Transferee with respect to such forfeited Awards.

     Section 9.  Adjustment Upon Changes in Capitalization; Dissolution or
     ----------  ---------------------------------------------------------
Liquidation.  In the event of a change in the number or type of shares of Common
-----------
Stock outstanding, or in the event shares of Common Stock are decreased, changed into or exchanged for securities of a different entity, by reason of a reclassification, recapitalization, reorganization, other similar capital adjustment, by reason of a merger or consolidation of the Corporation, by reason of the sale by the Corporation of all or a substantial portion of its assets, or by reason of the occurrence of any other event which could affect the implementation of this Plan and the realization of its objectives, the number or kind of shares subject to Awards which have occurred, or could occur, under this Plan shall be proportionately and equitably adjusted by the Committee.

     Section 10.    Non-Transferability.  Prior to the time Awards become vested
     -----------    -------------------
and are distributed by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Awards may transfer such Awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could
have initially transferred the Awards pursuant to this Section 10.   Awards
which are transferred pursuant to this Section 10 shall be subject to the same terms and conditions as applied to the Participant. In addition, such shares may be tendered in response to a tender offer for or a request or invitation to tenders of greater than fifty percent (50%) of the outstanding Common Stock and may be surrendered in a merger, consolidation or share exchange involving the Corporation; provided, however, in each case, that except as otherwise provided herein, the securities or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions set forth in this Plan.

     Section 11.    Impact of Award on Other Benefits of Participant.  The value
     -----------    ------------------------------------------------
of any Award, either on the date of the Award or at the time such shares become vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plan.

     Section 12.    Corporate Action.  The making of an Award under this Plan
     -----------    ----------------
shall not affect in any way the right or power of the Corporation or its shareholders or the Bank or its shareholders or any Subsidiary or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's, the Bank's or any Subsidiary's capital structure or its business, or any merger or consolidation of the Corporation, the Bank or any Subsidiary, or the issuance of any bonds, debentures, preferred or other capital stock or rights with respect thereto, or the dissolution or liquidation of the Corporation, the Bank or any Subsidiary, or any sale or transfer of all or any part of the Corporation's, the Bank's or any Subsidiary's assets or business.

     Section 13.    Exculpation and Indemnification.  In connection with this
     -----------    -------------------------------
Plan, no member of the Board, no member of the board of directors of the Corporation and no member of the Committee shall be personally liable for any act or omission to act in his capacity as a member of the Board, the board of directors of the Corporation or the Committee, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Bank shall indemnify, defend and hold harmless the members of the Board, the members of the board of directors of the Corporation, the members of the board of directors of any Subsidiary, and the Committee and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of, or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, willful misconduct, or criminal acts of such persons.

     Section 14.    Amendment and Modification of this Plan.  The Board may at
     -----------    ---------------------------------------
any time, and from time to time, amend or modify this Plan (including the form of Stock Grant Agreement) in any respect, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. However, any amendment or modification of this Plan shall not in any manner affect any Award theretofore made to a Participant under this Plan without the consent of such Participant or any Permitted Transferee of such Participant.

     Section 15.    Termination and Expiration of this Plan.  This Plan may be
     -----------    ---------------------------------------
abandoned, suspended, or terminated, in whole or in part, at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Award theretofore made under this Plan. Unless sooner terminated, this Plan shall terminate at the close of business on the day that is the tenth (10th) anniversary of the date of approval of the Plan by the shareholders of the Corporation; and no Award may be made under this Plan thereafter. Such termination shall not effect any Award theretofore made.

     Section 16.    Miscellaneous.
     -----------    -------------

          (a) This Plan has been adopted by the Board to be effective as of the date of approval of the Plan by the shareholders of the Corporation.

          (b) Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

          (c) All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Bank or by a Subsidiary.

          (d) Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

          (e) A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Bank and shall be shown to any proper person making inquiry about it.

---   PLEASE MARK VOTES           REVOCABLE PROXY
 X    AS IN THIS EXAMPLE    CODDLE CREEK FINANCIAL CORP.
---

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 1999
                                   11:00 a.m.

 The undersigned hereby appoints the official proxy committee consisting of all the members of the Board of Directors of Coddle Creek Financial Corp. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the office of the Company, 347 North Main Street, Mooresville, North Carolina, on April 21, 1999, at 11:00 a.m. and at any and all adjournments thereof, as follows:

Please be sure to sign and date   ---------------------------
 this Proxy in the box below.     Date

-------------------------------------------------------------



---Stockholder sign above ----Co-Holder (if any) sign above--

                                          For    With-    For All
                                                 hold     Except

1. The approval of the election of the    [_]    [_]       [_]
   following named directors:

   George W. Brawley, Jr., Dale W. Brawley, Claude U. Voils, Jr., Jack G. Lawler, Willis L. Barnette and Donald R. Belk who will serve as directors of the Company until the 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualify.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark
"For All Except" and write that nominee's name in the space provided below.
--------------------------------------------------------------------------------
                                        For       Against     Abstain
2. The ratification of McGladrey &
   Pullen LLP as the independent        [_]         [_]         [_]
   auditors of the Company for the
   year ending December 31, 1999.
--------------------------------------------------------------------------------
                                        For       Against     Abstain
3. The ratification of amendments
   to the Coddle Creek Financial Corp.  [_]         [_]         [_]
   Stock Option Plan.
--------------------------------------------------------------------------------
                                        For       Against     Abstain
4. The ratification of amendments
   to the Mooresville Savings           [_]         [_]         [_]
   Bank, SSB Management Recognition
   Plan.


PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING:   [_]

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

 If no instructions are given, the proxy will be voted for the nominees for election to the Board of Directors named in this Revocable Proxy, the ratification of the selection of McGladrey & Pullen LLP as the independent auditors and the ratification of the amendments to the Coddle Creek Financial Corp. Stock Option Plan and the Mooresville Savings Bank, SSB Management Recognition Plan. If instructions are given with respect to one but not both proposals, such instructions as are given will be followed and the proxy will be voted for any proposal on which no instructions are given. If any other business that falls within the purposes set forth in the Notice of Annual Meeting is presented at the Annual Meeting, this proxy shall be voted in accordance with the proxy committee's best judgment.

--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.
                          CODDLE CREEK FINANCIAL CORP.

--------------------------------------------------------------------------------
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

 The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Annual Meeting and a Proxy Statement dated March 22, 1999.

 Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

                              PLEASE ACT PROMPTLY
                   SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

--------------------------------------------------------------------------------